Exhibit 10.19

THIRD AMENDMENT TO LETTER OF CREDIT FACILITY

AND REIMBURSEMENT AGREEMENT

              THIS THIRD AMENDMENT TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT AGREEMENT, dated as of December 23, 2003 (this “Third Amendment”), by and among XL Insurance (Bermuda) Ltd (formerly XL Insurance Ltd), XL Capital Ltd, XL Europe Ltd, XL Re Ltd (formerly XL Mid Ocean Reinsurance Ltd), XL London Market Group plc (formerly The Brockbank Group plc) and XL Investments Ltd (each a “XL Party” and collectively, the “XL Parties”) and Mellon Bank, N.A., as Issuing Bank (in such capacity, the “Issuing Bank”) and as Agent (in such capacity, the “Agent”) and as a Bank (in such capacity, the “Bank”)

W I T N E S S E T H:

              WHEREAS, the XL Parties, the Bank, the Issuing Bank and the Agent are parties to a Letter of Credit Facility and Reimbursement Agreement, dated as of June 30, 1999, as amended by the First Amendment to Letter of Credit Facility and Reimbursement Agreement, dated as of February 25, 2000 and the Second Amendment to Letter of Credit Facility and Reimbursement Agreement, dated as of November 28, 2000 (the “Reimbursement Agreement”), pursuant to which the Bank has agreed, on the terms and subject to the conditions described therein, to extend credit to certain of the XL Parties by participating in letters of credit issued for the account of such XL Party by the Issuing Bank;

              WHEREAS, the XL Parties have requested the Bank to make certain additional changes to the Reimbursement Agreement;

              WHEREAS, the Bank is willing to amend the Reimbursement Agreement as set forth below; and

              WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Reimbursement Agreement;

              NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO REIMBURSEMENT AGREEMENT.

              (a)   Section 1.01 of the Reimbursement Agreement is hereby amended by adding thereto, in proper alphabetical sequence, the following definition:

                  “XL Parties” shall mean the Credit Parties and “XL Party” shall mean Credit Party.

              (b)   Sections 3.01 through 3.15 of the Reimbursement Agreement are hereby deleted in their entirety and the following new Sections 3.01 and 3.02 are inserted in lieu thereof:

SECTION 3.01. Incorporation of Representations and Warranties by Reference. Each XL Party represents and warrants each of the representations and warranties contained in Sections 4.01 through 4.03 and 4.05 through 4.16 of the June 2003 364-day Credit Agreement (as defined below). For purposes of this Section 3.01, the aforesaid Sections 4.01 through 4.03 and 4.05 through 4.16 of the June 2003 364-day Credit Agreement, together with the other sections of the June 2003 364-day Credit Agreement to which reference is made therein, and related definitions, schedules and ancillary provisions, are hereby incorporated herein by reference, mutatis mutandis, and will be deemed to continue in effect for the benefit of the Issuing Bank and the Bank, as if the Bank was a “Lender” under the June 2003 364-day Credit Agreement, whether or not the June 2003 364-day Credit Agreement remains in effect among the parties thereto. As used in this Third Amendment, the term “June 2003 364-day Credit Agreement” shall mean the 364-Day Credit Agreement dated as of June 25, 2003, by and between XL Capital Ltd , XL America, Inc, XL Insurance (Bermuda) Ltd, XL Europe Ltd and XL Re Ltd, the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, without regard to any amendment thereto after such date other than any such amendment to which the Agent shall have consented in writing with reference to this Agreement. For avoidance of doubt, all references in the aforesaid Section 4.01 through 4.03 and 4.05 through 4.16 to “Account Party” shall be deemed to be references to Credit Party and all references therein to “Transactions” shall be deemed to be references to the execution, delivery and performance of this Agreement and the other Transaction Documents to which any Credit Party is intended to be a party and the issuance of Letters of Credit

SECTION 3.02. Financial Condition; No Material Adverse Change. Each XL Party represents and warrants (a) it has heretofore furnished to the Issuing Bank the consolidated balance sheet and statements of income, stockholders’ equity and cash flows of each XL Party and its consolidated Subsidiaries (A) as of and for the fiscal year ended December 31, 2002, reported on by PricewaterhouseCoopers LLP, independent public accountants (as provided in each XL Party’s Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2002), and (B) as of and for the fiscal quarter ended September 30, 2003, as provided in each XL Party’s Report on Form 10-Q filed with the SEC for the fiscal quarter ended September 30, 2003. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the XL Parties and their respective consolidated Subsidiaries as of such dates and for such period s in accordance with GAAP or (in the case of XL Insurance or XL Re) SAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (B) of the first sentence of this paragraph; and (b) that since December 31, 2002, there has been no material adverse change in the assets, business, financial condition or operations of such XL Parties and their Subsidiaries, taken as a whole. For the avoidance of doubt, nothing set out in the Form 10-Q filed with the SEC for the fiscal quarter ended September 30, 2003 shall be regarded to be a material adverse change in the assets, business, financial condition or operations of the XL Parties and their Subsidiaries, taken as a whole, or as otherwise having a Material Adverse Effect.

              (c)   Section 5.01 of the Reimbursement Agreement is hereby deleted in its entirety and the following new Section 5.01 is inserted in lieu thereof:

SECTION 5.01. Incorporation of Affirmative Covenants by Reference. Each XL Party shall observe, perform and fulfill, for the benefit of the Issuing Bank and the Bank, each of the covenants, agreements and obligations contained in Article VI of the June 2003 364-day Credit Agreement. For purposes of this Section 5.01, the aforesaid Article VI of the June 2003 364-day Credit Agreement, together with the other sections of the June 2003 364-day Credit Agreement to which reference is made therein, and related definitions, schedules and ancillary provisions, are hereby incorporated herein by reference, mutatis mutandis, and will be deemed to continue in effect for the benefit of the Issuing Bank and the Bank, as if the Bank was a “Lender” under the June 2003 364-day Credit Agreement, whether or not the June 2003 364-day Credit Agreement remains in effect among the parties thereto.

              (d)   Section 6.01 of the Reimbursement Agreement is hereby deleted in its entirety and the following new Section 6.01 is inserted in lieu thereof:

SECTION 6.01. Incorporation of Negative Covenants by Reference. Each XL Party shall observe, perform and fulfill, for the benefit of the Issuing Bank and the Bank, each of the covenants, agreements and obligations contained in Article VII of the June 2003 364-day Credit Agreement. For purposes of this Section 6.01, the aforesaid Article VII of the June 2003 364-day Credit Agreement, together with the other sections of the June 2003 364-day Credit Agreement to which reference is made therein, and related definitions, schedules and ancillary provisions, are hereby incorporated herein by reference, mutatis mutandis, and will be deemed to continue in effect for the benefit of the Issuing Bank and the Bank, as if the Bank was a “Lender” under the June 2003 364-day Credit Agreement, whether or not the June 2003 364-day Credit Agreement remains in effect among the parties thereto.

              (e)   Section 7.01(h) and Section 7.01(i) of the Reimbursement Agreement are hereby deleted in their entirety and the following new Section 7.01(h) and Section 7.01(i) are inserted in lieu thereof:

              (h) XL Capital shall cease to own, beneficially and of record, directly or indirectly all of the outstanding voting shares of capital stock of XL Investments, XL Insurance, XL Re, XL America or XL Europe.

              (i) This Section 7.01(i) is intentionally left blank.

              (f)   For the purposes of this Third Amendment, any reference in the June 2003 364-day Credit Facility to Schedule II, Part A, Schedule II, Part B, Schedule III, Schedule IV and

  Schedule V shall be read to refer to Schedule 2, Part A, Schedule 2, Part B, Schedule 2, Part C, Schedule 2, Part D, and Schedule 3, respectively, of the Letter of Credit Facility and Reimbursement Agreement dated as of November 14, 2003, by and among XL Capital Ltd, the Guarantors party thereto, the Lenders party thereto, Citibank International plc, as Agent and Trustee, and Citigroup Global Markets Limited, as Arranger.

              (g)   Notwithstanding anything in the Reimbursement Agreement, as amended by this Third Amendment, to the contrary, the Reimbursement Agreement shall be limited exclusively to the issuance of Letters of Credit and no loans shall be provided thereunder.

              SECTION 2. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall become effective upon the execution and delivery hereof by the XL Parties, the Bank, the Issuing Bank and the Agent.

              SECTION 3. EFFECT OF AMENDMENT. The Reimbursement Agreement, as amended by this Third Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

              SECTION 4. GOVERNING LAW. This Third Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

              SECTION 5. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

              IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

XL INSURANCE (BERMUDA) LTD, AS AN ACCOUNT PARTY AND A GUARANTOR

By:		/s/ Christopher A. Coelho

(Signature)
	Name:	Christopher A. Coelho
	Title:	Senior Vice President & Chief Financial Officer

XL RE LTD, AS AN ACCOUNT PARTY AND A GUARANTOR

By:		/s/ James H. Veghte

(Signature)
	Name:	J. H. Veghte
	Title:	President

XL EUROPE LTD, AS AN ACCOUNT PARTY

By:		/s/ Brian M. O’Hara

(Signature)
	Name:	Brian M. O’Hara
	Title:	Chairman

XL LONDON GROUP MARKET GROUP PLC, AS AN ACCOUNT PARTY

By:		/s/ Brian M. O’Hara

(Signature)
	Name:	Brian M. O’Hara
	Title:	Chairman

XL INVESTMENTS LTD, AS A GUARANTOR

By:		/s/ Jerry M. de St. Paer

(Signature)
	Name:	Jerry M. de St. Paer
	Title:	Deputy Chairman & Executive Vice President

XL CAPITAL LTD, AS AN ACCOUNT PARTY AND A GUARANTOR

By:		/s/ Fiona Luck

(Signature)
	Name:	Fiona Luck
	Title:	Executive Vice President, Group Operations

MELLON BANK, N.A., AS A BANK, AS ISSUING BANK AND AS AGENT

By:		/s/ Carrie Burnham

(Signature)
	Name:	Carrie Burnham
	Title:	Assistant Vice President